                                                          EXHIBIT 10.117



THE OPTION REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND THUS MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THAT ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE SECURITIES LAW OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS AVAILABLE.


              OPTION TO PURCHASE 300,000 SHARES OF COMMON STOCK OF
                      POLLUTION RESEARCH AND CONTROL CORP.

                              FROM JANUARY 7, 1998
           VOID AFTER 5:00 P.M., LOS ANGELES TIME, ON JANUARY 6, 2002


        This certifies that Ron Logan-Sinclair or registered assigns, is entitled, subject to the terms set forth below, to purchase from Pollution Research and Control Corp., a California corporation (the "Company"), the above number of fully paid and nonassessable shares of Common Stock of the Company ("Common Stock") at a purchase price of $1.10 per share ("Purchase Price").

        This Option is exercisable from January 7, 1998 to and including 5:00 p.m., Los Angeles time, on January 6, 2002.


Registered Owner:           Ron Logan-Sinclair

Purchase Price:             $1.10 per share

                                OPTION AGREEMENT



                                        This Option Agreement (the "Agreement")
is made and entered into effective as of June 1, 1996 by and between Pollution Research and Control Corp., a California corporation ("PRCC") and Ron Logan-Sinclair ("Optionee").

                                        WHEREAS, Optionee has been providing
valuable services as recognized by the Company's Board of Directors to PRCC and PRCC is desirous of having Optionee continue to provide such services to it; and

                                        WHEREAS, PRCC is willing to grant
Optionee an option to purchase up to an aggregate of 300,000 shares of the no par value common stock of PRCC (the "Common Stock") under the terms and conditions set forth below.

                                        NOW, THEREFORE, the parties agree as
follows:

                                        1.       GRANT OF OPTION.   PRCC hereby
grants to Optionee, as a matter of separate agreement and not in lieu of other compensation for services, the right and option (the "Option") to purchase on the terms and conditions set forth in this Agreement all or any part of up to an aggregate of 300,000 shares of Common Stock (the "Option Shares"), for continuous, uninterrupted, employment service to PRCC or by specific acknowledgement of exception by the Company's Board of Directors.

                                        2.       OPTION PRICE.   At any time
when shares of Common Stock are to be purchased pursuant to the Option, the purchase price for each Option share shall be $1.10 (the "Option Price"), and for purposes of record, the bid price of the Company's stock on this date was $.94 cents.

                                        3.       OPTION PERIOD.   The option
period shall commence on January 7, 1998 (the "Date of Grant") and shall terminate four (4) years from the Date of Grant.

                                        4.       EXERCISE OF OPTION.
The Option may be exercised in whole or in part at any time after the date hereof by delivering to the Chief Financial Officer of PRCC (a) a Notice and Agreement of Exercise of Option, substantially in the form attached hereto as Exhibit "A," specifying the number of Option Shares with respect to which the Option is exercised, and (b) full payment of the Option Price for such Shares.

                                        5.       SECURITIES LAWS REQUIREMENTS.
The Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and no Shares may be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Act and any other applicable federal and state securities laws. Additionally, the Option and the Option Shares have not been qualified under the California Securities Law of 1968, as amended (the "California Law"). PRCC has no obligation to register the Option shares under the Act or qualify the Option Shares under the California Law. Optionee acknowledges that he is aware that Rule 144 of the General Rules and Regulations under the Act ("Rule 144") affords a limited exemption from registration for the public resale of registered securities and under the terms of Rule 144 as currently in effect, the Shares received by Optionee may be sold to the public without registration only after a period of two (2) years has elapsed from the exercise date of the Option and then only in compliance with all other requirements of Rule 144 and the Act. Optionee hereby acknowledges, represents, warrants and agrees as follows:

                                        (a)     That the Option and the Option
Shares are not registered under the Act or qualified under the California Law, and the Option Shares shall be, acquired solely for the account of Optionee for investment purposes only and with no view to their resale or other distribution of any kind;

                                        (b)     Neither the Option nor any
Option Share shall be sold or otherwise distributed in violation of the Act, the California Law or any other applicable federal or state securities law;

                                        (c)     His overall commitment to
investments that are not readily marketable is not disproportionate to his net worth, and his investment in PRCC will not cause such overall commitment to become excessive;

                                        (d)     He has the financial ability to
bear the economic risk of his investment, has adequate means of providing for his current needs and personal contingencies, and has no need for liquidity in his investment in PRCC;

                                        (e)     He either:  (i) has a
preexisting personal or business relationship with PRCC or its officers, directors or controlling persons, or (ii) has evaluated the business of PRCC and the high risks of investing in PRCC, the competitive nature of the business in which PRCC is engaged, and has the business or financial experience or has business or financial advisors who are unaffiliated with, and not compensated by, PRCC and protect his interests in connection with the transaction;

                                        (f)     He has been given the
opportunity to review all books, records and documents of PRCC and to ask questions and receive answers from PRCC concerning PRCC's business, to obtain additional information necessary to verify the accuracy of the information he has desired in order to evaluate his investment, and to consult with such attorneys, accountants and other advisors as he has desired;

                                        (g)     His residence set forth below
is his true and correct residence, and he has no present intention of becoming a resident or domiciliary of any other state of jurisdiction;

                                        (h)     In making the decision to
accept the Option and/or purchase the Option Shares, he has relied solely upon independent investigations made by or on behalf of him;

                                        (i)     No federal or state agency has
made any finding or determination as to the fairness of an investment in PRCC;
and

                                        (j)     He understands that all the
representations and warranties made by him herein, and all information furnished by him to PRCC, is true, correct and complete in all respects.

                                        6.       Optionee hereby acknowledges
that he understands the meaning and legal consequences of the representations, warranties and covenants contained herein and that PRCC has relied on the representations made by Optionee in paragraph 5 hereof in granting this Option, and Optionee agrees to indemnify and hold harmless PRCC and its officers, directors, controlling persons, attorneys, agents and employees from and against any and all loss, damage or liability, together with all costs and expenses (including attorneys' fees and disbursements) which any of them may incur by reason of any breach and any representation, warranty, covenant or agreement contained herein. All representations, warranties, covenants and agreements, and the indemnification contained herein shall survive the grant of the Option and the issuance of the Option Shares by PRCC.

                                        7.       LEGEND OF CERTIFICATES.  All
Option Shares issued pursuant to this Agreement shall be subject to the provisions of this Agreement and the certificates representing such Option Shares shall bear the following legend or language substantially equivalent thereto:

                                        "THE SHARES REPRESENTED BY THIS
                                         CERTIFICATE HAVE NOT BEEN REGISTERED OR
                                         QUALIFIED UNDER FEDERAL OR STATE
                                         SECURITIES LAWS.  THE SHARES MAY NOT BE
                                         OFFERED FOR SALE, SOLD, PLEDGED OR
                                         OTHERWISE TRANSFERRED UNLESS SO
                                         REGISTERED OR QUALIFIED OR
                                         UNLESS AN EXEMPTION EXISTS,
                                         THE AVAILABILITY OF WHICH IS
                                         TO BE ESTABLISHED TO THE
                                         SATISFACTION OF THE COMPANY."



                                        8.       Transferability of Option.
The Option shall not be transferable except by the laws of descent and distribution and any attempt to do so shall void the Option.

                                        9.       ADJUSTMENT.      The Option
Price and the number and kind of Option Shares shall be subject to corresponding adjustment in the event of any change in the Common stock by reason of any reclassification, recapitalization, split- up, combination, exchange of shares, readjustment or stock dividend, in like manner as if such Option Shares had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

                                        10.      PRIVILEGE OF OWNERSHIP.
Optionee shall not have any of the rights of a shareholder with respect to the shares covered by the Option except to the extent that one or more certificates for such Shares shall be delivered to his upon one (1) or more exercises of the Option.

                                        11.      NOTICES.   Any notices
required or permitted to be given under this Agreement shall be in writing and they shall be deemed to have been given upon personal delivery or two (2) business days after mailing the notice by postage, registered or certified mail. Such notice shall be addressed to the party to be notified as shown below:


                      PRCC:            POLLUTION RESEARCH AND CONTROL CORP.
                                       506 Paula Avenue
                                       Glendale, CA  91201
                                       Attn:   President

                      OPTIONEE:        Ron Logan-Sinclair
                                       506 Paula Avenue
                                       Glendale, Ca 91201


                                        Any party may change its address for
purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

                             12.      GENERAL PROVISIONS.        This Agreement:

                                        (a)     Contains the entire agreement
between PRCC and Optionee regarding options of PRCC to Optionee and supersedes all prior communications, oral or written;

                                        (b)     Shall not be construed to give
Optionee any rights as to PRCC or the Common Stock, except as specifically provided herein;

                                        (c)     May not be amended nor may any
rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver;

                                        (d)     Shall be construed in
accordance with, and governed by, the laws of the State of California; and

                                        (e)     Shall be binding upon and shall
inure to the benefit of PRCC and Optionee, and their respective successors and assigns, except that Optionee shall not have the right to assign or otherwise transfer his rights hereunder to any person.

                                        IN WITNESS WHEREOF, the parties have
executed this Agreement as of the day and year first above written.


                                       PRCC:

                                       POLLUTION RESEARCH AND CONTROL
                                       CORP., a California corporation


                                       By:  /s/ Albert E. Gosselin
                                          -------------------------
                                       Albert E. Gosselin, Jr.,
                                       President and Chief Executive Officer



                                       OPTIONEE:


                                        /s/ Ron Logan-Sinclair
                                        ------------------------
                                        Ron Logan-Sinclair

                                        ------------------------

                                   EXHIBIT A
                    To Pollution Research and Control Corp.



                   NOTICE AND AGREEMENT OF EXERCISE OF OPTION



                 I hereby exercise the Option granted to me by POLLUTION RESEARCH AND CONTROL CORP., a California corporation ("PRCC"), dated as of ________________ as to ________ shares of PRCC's no par value Common Stock.

                 Enclosed are the documents and payment specified in Paragraph 4 of my Agreement regarding the Option.


----------------------------                    -----------------------------
(Print Your Name)                                           Signature